Exhibit 99.2

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXY The Torrington Water Company PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED The undersigned hereby constitutes and appoints [NAME(S)] and each of them, as proxies with full power of substitution, to represent and vote all of the shares of Common Stock of The Torrington Water Company (“TWC”) that the undersigned is entitled to vote at the Special Meeting of the Stockholders of TWC in such manner as they, or any of them, may determine on any matters that may properly come before the Special Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Special Meeting of the Stockholders will be held at TWC’s office located at 277 Norfolk Road, Torrington, CT 06790 on June 16, 2022, 9:00 A.M. Eastern Daylight Time (the “Special Meeting”). THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. (Continued and to be marked, dated and signed on other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting The Proxy Materials are available at: [www.viewproxy.com/TORW/2022]

DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 Proposal 1 – To adopt the agreement and plan of merger (the “Merger Agreement”) by and among TWC, Aquarion Merger Company II, LLC and Aquarion Company and approve the merger contemplated thereby (the “TWC Merger Agreement Proposal”); and FOR ☐ AGAINST ☐ ABSTAIN ☐ CONTROL NUMBER Proposal 2 – To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the TWC Merger Agreement Proposal. FOR ☐ AGAINST ☐ ABSTAIN ☐ To transact other business as may properly come before the meeting or any adjournment or postponement thereof. WILL ATTEND THE MEETING ☐ Date Signature Signature Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title. As a Stockholder of TWC you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Daylight Time, on June 15, 2022. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Go to www.FCRvote.com/TORW Vote Your Proxy by Phone: Call 1-866-402-3905 Vote Your Proxy by Mail: Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided. Please mark your votes like this ☒